UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 8, 2020 (April 7, 2020)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Community Health Systems, Inc. (the “Company”) hereby announces that (i) Wayne Smith, the Company’s Chairman and Chief Executive Officer, has voluntarily agreed to a 25% reduction in his base salary otherwise payable for the remainder of 2020, and (ii) each of the Company’s other named executive officers has voluntarily agreed to a 10% reduction in the base salary otherwise payable to such named executive officers for the remainder of 2020. Voluntary reductions in base salary similar (from a percentage standpoint) to those being taken by such other named executive officers have also been taken by the Company’s other corporate officers and regional presidents. In addition, each of the Company’s non-management directors has voluntarily agreed to a 25% reduction of the annual cash stipend otherwise payable to such directors in 2020.

ITEM 7.01	Regulation FD Disclosure

The reductions set forth above will allow the Company to make a donation in excess of $1.5 million to the CHS Cares Fund, whose sole purpose is to provide financial assistance to employees of the Company’s affiliated entities who have experienced hardship due to events beyond their control (which would include the COVID-19 pandemic). Additionally, the CHS Foundation (a foundation funded by charitable gifts from the Company) will donate approximately $1.25 million to the CHS Cares Fund, and Wayne Smith will make an additional charitable contribution to the CHS Cares Fund of approximately $200,000. Taking into account the contributions set forth above, it is contemplated that the total amount to be contributed to the CHS Cares Fund from these sources will exceed $3 million. The CHS Cares Fund is administered by The Community Foundation of Middle Tennessee, a Section 501(c)(3) organization which promotes charitable giving in Middle Tennessee and beyond).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2020	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer
(principal executive officer)